EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Christopher J. Flynn, certify that:

1. I have reviewed this Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2019, of THL Credit, Inc. (the “Registrant”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 30, 2020

By:	/s/ CHRISTOPHER J. FLYNN
Christopher J. Flynn
Chief Executive Officer